EXHIBIT 10.3

AMENDMENT No. 7

to the

Intuitive-Luna Development and Supply Agreement dated June 11, 2007 (“Original Agreement”)

between

INTUITIVE SURGICAL, INC.

and

LUNA INNOVATIONS INCORPORATED (“Luna”)

This Amendment No. 7 is entered into by and between Intuitive Surgical Operations, Inc., a successor in interest to Intuitive Surgical, Inc. by assignment with respect to the Agreement, (“Intuitive”) and Luna on January 1, 2013 (“Amendment Date”).

BACKGROUND

A.	Intuitive Surgical, Inc. and Luna agreed to amend the Original Agreement by Amendment No. X dated May 20, 2008 to replace Exhibit 2.1 of the Original Agreement.

B.	As part of settlement of certain litigation between Luna and Hansen Medical, Inc., Intuitive and Luna agreed to amend the Agreement by Amendment dated January 12, 2010 (“Amendment No. 1”).

C.	Intuitive and Luna again agreed to amend the Agreement by Amendment No. 2 dated April 20, 2010, in regard to development work to be performed in 2010.

D.	Intuitive and Luna agreed to further amend the Agreement by Amendment No. 3 dated September 2, 2010, in regard to development work to be performed in 2010.

E.	Intuitive and Luna further agreed to amend the Agreement by Amendment No. 4 dated March 8, 2011, in regard to development work to be performed in 2011.

F.	Intuitive and Luna further agreed to amend the Agreement by Amendment No. 5 dated March 19, 2012, in regard to development work to be performed in 2012.

G.	Intuitive and Luna further agreed to amend the Agreement with respect to the payment schedule, the Specifications for the Ninth, Tenth, and Eleventh Milestones and how to measure the achievement of those Milestones by Amendment No. 6 dated December 15, 2012.

H.	The Original Agreement as amended by Amendments No. X, 1, 2, 3, 4, 5, and 6 shall be referred to as the “Agreement”.

I.	The parties now wish to amend the Agreement further with respect to development work to be performed in 2013, 2014, and 2015.

Intuitive and Luna agree to amend the Agreement as follows:

1.	Terms not defined in this Amendment No. 7 shall have the meaning assigned to them in the Agreement.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.	Milestones [***] through [***] and respective Luna Product Specifications per Exhibit 2.1 for Amendment No. 7 attached hereto are hereby added to the Agreement by this reference. Milestones [***] through [***] shall be referred to as the “Outer Milestones”. The Milestone due dates are as specified in Exhibit 2.1 for Amendment No. 7. The Parties understand and agree that during the performance of this Agreement, the Milestones, Luna Product Specifications and the expected time and costs to achieve same may continue to evolve and be refined. In the event of any proposed Substantial Change(s), the Parties will renegotiate Exhibit 2.1 and the respective Milestone payments in good faith, with approval of a proposed Substantial Change not to be unreasonably withheld. The Parties will memorialize any agreed-upon Substantial Change in a written amendment signed by both Parties. The Parties also understand and agree that the Luna Product Specifications could, in the future, pose significantly more difficult technical challenges than currently expected. “Substantial Change” shall mean a change that [***] If Luna proposes a Substantial Change, Luna will provide Intuitive with a detailed accompanying explanation of the underlying reasons and basis for the proposed Substantial Change. [***] It is the Parties’ intent for Luna to be reasonably compensated for additional time or cost needed to perform extra work due to a Substantial Change at compensation rates consistent with historical work performed under this Agreement. [***]

3.	Milestones Review. Every six (6) months from the Amendment Date (but with the first one being nine (9) months from the Amendment Date), Intuitive and Luna shall review (and adjust as necessary) the Milestones and Luna Product Specifications, Exhibit 2.1 for Amendment No. 7, for the next twelve (12) months. The second review in a given calendar year (that is, on or about the end of the calendar year), shall culminate in a written amendment finalizing the Outer Milestones, the respective Luna Product Specifications, the respective Milestone due dates, and the respective payments for the Development Work for the coming calendar year.

4.

Payment. Intuitive will pay Luna a total of [***] for the Development Work to be performed in 2013 under this Amendment, [***] for the Development Work to be performed in 2014 under this Amendment, and [***] for the Development Work to be performed in 2015 under this Amendment (an aggregate total of [***]). A portion of the payments for each Milestone shall be made in quarterly installments on or about the 15th day of the second month of each calendar quarter, while the remaining portion shall be paid within 15 days of technical achievement by Luna of the Luna Product Specifications for the Milestone in accordance with the Test Procedures set forth on Exhibit 2.1A (except for Outer Milestones, for which Test

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Procedures will be mutually agreed by the Parties in the future) incorporated into this Amendment by this reference (“Achievement”), as outlined below and as further set out in the attached Amendment No. 7 Payment Schedule.

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5.	Amendment No. 7 Payment Schedule, attached hereto, sets forth a tabular representation of the payment schedule for Development Work under this Amendment.

If Intuitive reasonably determines that Achievement has not occurred, Intuitive shall have 30 days from delivery of notice from Luna that Achievement has occurred to send Luna specific notice of which Luna Product Specifications Intuitive does not believe have been achieved and test results demonstrating such assertion (conducted in accordance with the Test Procedures set forth on Exhibit 2.1A). If Luna disagrees, the project manager and responsible business executive from each of Luna and Intuitive shall conduct a meeting by teleconference (or otherwise) to try to resolve any differences of opinion, to be held within 10 days of the notice to Luna of non-achievement. If they still cannot resolve these differences, the project manager and responsible business executive from each of Luna and Intuitive shall arrange to meet in person to resolve within 30 days of such notice. In any event, payments tied to Achievement shall be due on the respective date the particular Milestone Achievement is determined to have actually occurred.

6.	[***]

7.	Except as specifically provided for herein, all of the terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict or inconsistency between the terms and conditions contained in this Amendment No. 7 and the Agreement, the provisions herein shall prevail.

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the Amendment Date.

INTUITIVE SURGICAL OPERATIONS, INC.		LUNA INNOVATIONS INCORPORATED

Sign:	/s/ David Larkin	Sign:	/s/ My E. Chung
Name:	David Larkin	Name:	My E. Chung
Title:	V.P. Engineering	Title:	President & CEO
Date:	06/28/2013	Date:	06/28/2013

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Amendment No. 7 Payment Schedule

[***]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT 2.1 for Amendment No. 7

MILESTONES AND LUNA PRODUCT SPECIFICATIONS

[***]

Confidential and Proprietary

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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